UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Explanatory Note:  On June 7, 2012, Orthofix International N.V. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) describing the Company’s entry into the following agreements:

•                  Settlement Agreement, entered into on June 6, 2012, among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, the TRICARE Management Activity, through its General Counsel, the Office of Personnel Management , in its capacity as administrator of the Federal Employees Health Benefits Program, the United States Department of Veteran Affairs, Orthofix International N.V. and relator Jeffrey J. Bierman (the “BGS Settlement Agreement”);

•                  Plea Agreement, entered into on June 7, 2012, among the United States Attorney for the District of Massachusetts, the Department of Justice and Orthofix Inc. (the “Plea Agreement”); and

•                  Corporate Integrity Agreement, entered into on June 6, 2012, between the Office of Inspector General of the Department of Health and Human Services and Orthofix International N.V. (the “CIA”).

As previously described in the Original Form 8-K, this amendment to the Original Form 8-K is being filed for the sole purpose of filing the text of the BGS Settlement Agreement, the Plea Agreement and the CIA.  The descriptions of the BGS Settlement Agreement, the Plea Agreement and the CIA contained in the Original Form 8-K do not purport to be complete and are qualified in their entirety by the text of those agreements, which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference into Item 1.01 of the Original Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

10.1

Settlement Agreement, entered into on June 6, 2012, among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, the TRICARE Management Activity, through its General Counsel, the Office of Personnel Management , in its capacity as administrator of the Federal Employees Health Benefits Program, the United States Department of Veteran Affairs, Orthofix International N.V. and relator Jeffrey J. Bierman

10.2	Plea Agreement, entered into on June 7, 2012, among the United States Attorney for the District of Massachusetts, the Department of Justice and Orthofix Inc.

10.3	Corporate Integrity Agreement, entered into on June 6, 2012, between the Office of Inspector General of the Department of Health and Human Services and Orthofix International N.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Brian McCollum
Brian McCollum
Senior Vice President of Finance and Chief Financial Officer

Date: June 7, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1

Settlement Agreement, entered into on June 6, 2012, among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, the TRICARE Management Activity, through its General Counsel, the Office of Personnel Management , in its capacity as administrator of the Federal Employees Health Benefits Program, the United States Department of Veteran Affairs, Orthofix International N.V. and relator Jeffrey J. Bierman

10.2	Plea Agreement, entered into on June 7, 2012, among the United States Attorney for the District of Massachusetts, the Department of Justice and Orthofix Inc.

10.3	Corporate Integrity Agreement, entered into on June 6, 2012, between the Office of Inspector General of the Department of Health and Human Services and Orthofix International N.V.